Exhibit 99.2

Hyatt | Investor Deck

FIRST QUARTER 2024



SECRETS PLAYA BLANCA COSTA MUJERES
NEWLY OPENED Q1 2024

HYATT

HYATT AND RELATED MARKS ARE TRADEMARKS OF HYATT CORPORATION OR ITS AFFILIATES. © 2024 HYATT CORPORATION. ALL RIGHTS RESERVED.

Disclaimers 2 Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about Hyatt Hotels Corporation’s (the “Company”) plans, strategies, outlook, the amount by which the Company intends to reduce its real estate asset base, the expected amount of gross proceeds from the sale of such assets, and the anticipated timeframe for such asset dispositions, the number of properties we expect to open in the future, our growth model, our credit rating expectations, our capital allocation plans, our expected Adjusted G&A Expense, our expected capital expenditures, our expected net income and Adjusted EBITDA, our expected net rooms growth, our expected system-wide RevPAR, our expected Free Cash Flow, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geopolitical conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as earthquakes, tsunamis, tornadoes, hurricanes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute our strategy to expand our management and hotels services and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of our real estate assets; unforeseen terminations of our management and hotels services or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company's filings with the SEC, including our annual reports on Form 10-K and quarterly reports on Form 10-Q, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Forward-Looking Statements Non-GAAP Financial Measures This presentation includes references to certain financial measures, each identified with the symbol “†”, that are not calculated or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non -GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non -GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. Key Business Metrics This presentation includes references to certain key business metrics used by the Company, each identified with the symbol “◊”.

ALILA KOTHAIFARU MALDIVES

GLOBAL HOSPITALITY COMPANY FOCUSED ON SERVING THE HIGH-END TRAVELER

78

Countries Around the World and 6 Continents

29

Global Brands[1]

1,341

Hotels and All-Inclusive Properties

323,405

Rooms

#1

World's Largest Portfolio of Luxury Branded Rooms in Resort Locations[2]

~129,000

Rooms in Pipeline
A Company Record

HYATT

Figures as of March 31, 2024.
[1] Global Brands based on Inventory as of March 31, 2024, with addition of Hyatt Studios.
[2] Source: STR Global Census as of March 31, 2024; Luxury Branded Rooms as defined by STR Chain Scale Classification.

3

World of Hyatt global brands G l o b a l B r a n d s b a s e d o n I n v e n t o r y a s o f M a r c h 3 1 , 2 0 2 4 , w i t h a d d i t i o n o f H y a t t S t u d i o s . 4

HYATT'S PORTFOLIO IS UNIQUELY POSITIONED; DRIVEN BY SIGNIFICANT EXPANSION OF LUXURY, RESORT, AND LIFESTYLE HOTELS

	2017[1]	2023	GROWTH
LUXURY ROOMS	43K	**96K**	**Doubled Luxury Rooms**
RESORT ROOMS	23K	**75K**	**Tripled Resort Rooms**
LIFESTYLE[2] ROOMS	9K	**43K**	**Quintupled Lifestyle Rooms**



HYATT GLOBAL SHARE[3]

- **#1** World's Largest Portfolio of Luxury Branded Rooms in Resort Locations
- **17%** Global Share of Luxury Branded Rooms in Resort Locations
- **13%** Global Share of Luxury Branded Rooms in all locations

GREAT SCOTLAND YARD HOTEL

[1] Baseline growth since 2017 reflects when Hyatt announced its permanent owned asset sell down commitment.
[2] Includes Alila, Andaz, Hyatt Centric, The Unbound Collection by Hyatt, Thompson Hotels, Dream Hotels, & JdV by Hyatt.
[3] Source: STR Global Census as of December 31, 2023; Luxury Branded Rooms as defined by STR Chain Scale Classification.
Key investment data as of December 31, 2023 (unless otherwise noted).

HYATT

5

INVESTMENT CONSIDERATIONS AND STRATEGIC VISION[1]

DATA AS OF YEAR END 2023

76%
Asset-Light Earnings Mix◊

$602M
Free Cash Flow†

7 Years
Industry-Leading Net Rooms Growth

$2.5B
Returned to Shareholders[2]

- 76% Asset-Light Earnings Mix◊[3] in 2023, compared to 47% in 2017
- Rooms, fees, pipeline, and loyalty membership growing at a faster rate than our larger competitors
- Operational and commercial execution driving record performance and Free Cash Flow†
- Capital allocation strategy driving growth and shareholder returns

[1] Key investment data as of December 31, 2023 (unless otherwise noted).
[2] Returned to shareholders through share repurchases and dividends since year end 2017.
[3] Asset-Light Earnings Mix◊ included Net Deferrals and Net Financed Contracts in 2023.


HYATT CENTRIC LEVENT ISTANBUL

HYATT

6

STRATEGIC GROWTH ACROSS MULTIPLE DIMENSIONS



SYSTEM-WIDE ROOMS
+73%
186K
322K
2017
2023
GROSS FEE REVENUE
+95%
$498M
$970M
2017
2023
PIPELINE
+81%
70K
127K
2017
2023
LOYALTY MEMBERS
+340%
10M
44M
2017
2023
ASSET-LIGHT EARNINGS MIX◊1
+2,900 bps
47%
76%
2017
2023

HYATT

[1] Asset-Light Earnings Mix◊ included Net Deferrals and Net Financed Contracts in 2023.
Calculated comparisons based on year ends 2017 and 2023. 2017 gross fee revenue represents management, franchise, and other fees following the adoption of ASC 606 during the year ended December 31, 2018 as disclosed in our 2018 Form 10-K. 2023 gross fee revenues represents the recast figures provided in the supplemental financial information on Form 8-K filed on April 25, 2024.

7

F U J I S P E E D W A Y H O T E L 8 QUARTERLY HIGHLIGHTS

THOMPSON HOUSTON
NEWLY OPENED Q1 2024

HYATT | Q1 2024 HIGHLIGHTS

FINANCIAL RESULTS

$522M	$4.93	$252M	$262M
NET INCOME	DILUTED EPS	ADJUSTED EBITDA†	GROSS FEES A NEW RECORD

HIGHLIGHTS

- Hyatt named one of the **“100 Best Companies to Work For” by Fortune and Great Places to Work**, marking the eleventh year in a row
- **>700 Mr & Mrs Smith properties now available** through Hyatt channels and World of Hyatt
- **Realized $1.5 billion of cumulative gross proceeds**[1] from the net disposition of real estate
- **Returned over $400 million to shareholders**[2] underscoring commitment to shareholder value



“ The year is off to a great start with **gross fee revenue reaching a record of $262 million** in the quarter. **Our pipeline also reached a new record,** expanding 10% year-over-year to 129,000 rooms, and we realized net rooms growth of 5.5%. **World of Hyatt membership has grown by 22%, reaching a new record of 46 million members**. Significant progress on asset dispositions is further expanding our asset-light earnings mix, reflecting our execution to permanently reduce owned real estate. ”

Mark Hoplamazian – President & CEO

OPERATIONAL RESULTS

+5.5%	5.5%	+10%	+22%
SYSTEM-WIDE HOTELS REVPAR	NET ROOMS GROWTH	INCREASE OF ROOMS IN PIPELINE 129,000 | A NEW RECORD	WORLD OF HYATT MEMBER GROWTH 46M | A NEW RECORD

Figures as of March 31, 2024, and growth rates represent year-over-year comparisons from Q1 2023 vs. Q1 2024.
[1] Cumulative gross proceeds since the announcement of the August 2021 sell-down commitment through May 9, 2024.
[2] Inclusive of dividends and Class A and Class B share repurchases for the three months ended March 31, 2024.

HYATT®
9

FULL YEAR 2024 OUTLOOK IS STRONG

3.0 - 5.0%
System-Wide Hotels RevPAR◊

$1,135M - $1,195M
Net Income

5.5 - 6.0%
Net Rooms Growth

$1,150M to $1,190M
Adjusted EBITDA†

$575M to $625M
Free Cash Flow†

$800M to $850M
Capital Returns to Shareholders[1]


RONIL GOA, JDV BY HYATT

[1] Figure inclusive of dividends and share repurchases.
Full details of the Company's 2024 outlook can be found in its first quarter 2024 earnings release.
The Company's 2024 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT
10

UPDATED EARNINGS GROWTH MODEL REFLECTS SIMPLIFIED AND MORE PREDICTABLE EARNINGS

EARNINGS GROWTH MODEL SENSITIVITIES FOR 2024 AND 2025

+/- 1 point RevPAR◊	+	+/- 1 point Net Rooms Growth	=	+/- in Adjusted EBITDA†
$12M – $20M		$8M – $10M		$20M – $30M

Additional Model Assumptions

Overhead Growth	Distribution Margins	Asset-Light Earnings Mix◊
3% per year	16% -19%	+100bps 2026 & beyond

2025 Illustrative Earnings Mix before Overhead



Owned & Leased
15%
Distribution
10%
Asset-Light Earnings Mix◊
Management & Franchising
75%
Asset-Light Earnings Mix◊ 1

[1] Asset-Light Earnings Mix◊ included Net Deferrals and Net Financed Contracts in 2023.
System-wide hotels RevPAR◊ includes comparable hotels.
The Company's illustrative long-term outlook for 2024 and 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT

11

CAPITAL ALLOCATION STRATEGY 12 WE HAVE AND WILL CONTINUE TO: Invest in growth to increase shareholder value Return excess cash to shareholders Commit to an investment-grade profile P A R K H Y A T T Z U R I C H

COMMITTED TO RETURNING CAPITAL THROUGH DIVIDENDS & SHARE REPURCHASES


ALILA VILLAS ULUWATU

$0.15

per share

QUARTERLY DIVIDEND

Hyatt declares a **$0.15 per share cash dividend**[1] for the second quarter of 2024

$1.8B

Share Repurchase Authorization

SHARE REPURCHASE AUTHORIZATION

Hyatt increases authorization by $1.0 billion — now has **total authorization of $1.8 billion**[2]

$800M to **$850M**

2024 Outlook for Capital Returns to Shareholders

2024 OUTLOOK INCREASED

Hyatt increases 2024 outlook **$800 to $850 million** inclusive of dividends and share repurchases

[1] Second Quarter 2024 dividend payable on June 11, 2024 to shareholders of record as of May 29, 2024.

[2] Share repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan or an accelerated share repurchase transaction, at prices that the Company deems appropriate and subject to market conditions, applicable law and other factors deemed relevant in the Company's sole discretion. The common stock repurchase program applies to the Company's Class A Common Stock and/or the Company's Class B Common Stock. The common stock repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of common stock and the program may be suspended or discontinued at any time.

HYATT

13

COMMITTED TO INVESTMENT GRADE

Credit Ratings

BBB-	Baa3	BBB-
Stable	Stable	Stable
S&P Global Ratings	Moody's	FitchRatings

Liquidity

STRONG POSITION WITH:

$0.8B

Cash, Cash Equivalents, & Short-Term Investments

$1.5B

Revolver Capacity Available, Net of Letters of Credit Outstanding

Senior Notes Maturities by Year
Total Debt: $3.1B[1]
$M USD



$746
$450
$400
$600
$839
2024
2025
2026
2027
2028 & Beyond

[1] Chart excludes $27 million of floating-rate debt, $5 million of finance lease obligations, $12 million of unamortized discounts and deferred financing fees as well as our revolving credit facility, which matures in 2027. At March 31, 2024, we had $1,496 million of borrowing capacity available under our revolving credit facility, net of letters of credit outstanding.

HYATT PLACE PANAMA CITY BEACH / BEACHFRONT

HYATT

Total Debt and Liquidity figures as of March 31, 2024.

14

WHAT TO EXPECT IN 2024 AND BEYOND...


ANDAZ PAPAGAYO

- Sale of majority interest in Unlimited Vacation Club and segment realignment leads to **simplified business model**
- **Increasing Asset-Light Earnings Mix**◊ (> 80%), underpinned by the successful completion of our asset disposition program
- **Growth** that enhances network effect and creates value for all stakeholders
- Durable and predictable earnings model designed to generate growing **Free Cash Flow**†

The Company's 2024 and beyond outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT 15

16

17 APPENDIX

18 Definitions Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization ("Adjusted EBITDA"): We use the term Adjusted EBITDA throughout this earnings release. Adjusted EBITDA, as we define it, is a measure that is not recognized in accordance with accounting principles generally accepted in the United States of America ("GAAP"). We define consolidated Adjusted EBITDA as net income (loss) attributable to Hyatt Hotels Corporation plus our pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA based on our ownership percentage of each owned and leased venture, adjusted to exclude the following items: ◦ interest expense; ◦ benefit (provision) for income taxes; ◦ depreciation and amortization; ◦ amortization of management and hotel services agreement and franchise agreement assets and performance cure payments, which constitute payments to customers ("Contra revenue");revenues for reimbursed costs; ◦ reimbursed costs that we intend to recover over the long term; ◦ equity earnings (losses) from unconsolidated hospitality ventures; ◦ stock-based compensation expense; ◦ gains (losses) on sales of real estate and other; ◦ asset impairments; and ◦ other income (loss), net. We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to overhead Adjusted EBITDA. Our board of directors and executive management team focus on Adjusted EBITDA as one of the key performance and compensation measures both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our President and Chief Executive Officer, who is our chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of our board of directors determines the annual variable compensation for certain members of our management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA, or some combination of both. We believe Adjusted EBITDA is useful to investors because it provides investors with the same information that we use internally for purposes of assessing our operating performance and making compensation decisions and facilitates our comparison of results with results from other companies within our industry. Adjusted EBITDA excludes certain items that can vary widely across different industries and among companies within the same industry, including interest expense and benefit (provision) for income taxes, which are dependent on company specifics, including capital structure, credit ratings, tax policies, and jurisdictions in which they operate; depreciation and amortization, which are dependent on company policies including how the assets are utilized as well as the lives assigned to the assets; Contra revenue, which is dependent on company policies and strategic decisions regarding payments to hotel owners; and stock-based compensation expense, which varies among companies as a result of different compensation plans companies have adopted. We exclude revenues for reimbursed costs and reimbursed costs which relate to the reimbursement of payroll costs and for system-wide services and programs that we operate for the benefit of our hotel owners as contractually we do not provide services or operate the related programs to generate a profit over the terms of the respective contracts. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Therefore, we exclude the net impact when evaluating period-over-period changes in our operating results. Adjusted EBITDA includes reimbursed costs related to system-wide services and programs that we do not intend to recover from hotel owners. Finally, we exclude other items that are not core to our operations, such as asset impairments and unrealized and realized gains and losses on marketable securities. Adjusted EBITDA is not a substitute for net income (loss) attributable to Hyatt Hotels Corporation, net income (loss), or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income (loss) generated by our business. Our management compensates for these limitations by referencing our GAAP results and using Adjusted EBITDA supplementally. Adjusted General and Administrative ("G&A") Expenses: Adjusted G&A Expenses, as we define it, is a non-GAAP measure. Adjusted G&A Expenses exclude the impact of deferred compensation plans funded through rabbi trusts and stock-based compensation expense. Adjusted G&A Expenses assist us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations, both on a segment and consolidated basis Asset-Light Earnings Mix: Asset-Light Earnings Mix is calculated as Adjusted EBITDA from the Management and franchising segment and Distribution segment divided by Adjusted EBITDA, excluding Overhead and Eliminations. Our management uses this calculation to assess the composition of the Company's earnings.

19 Definitions Average Daily Rate ("ADR"): ADR represents hotel room revenues, divided by the total number of rooms sold in a given period. ADR measures the average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in our industry, and we use ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described below. Comparable system-wide and Comparable owned and leased: "Comparable system-wide" represents all properties we manage, franchise, or provide services to, including owned and leased properties, that are operated for the entirety of the periods being compared and that have not sustained substantial damage, business interruption, or undergone large scale renovations during the periods being compared. Comparable system-wide also excludes properties for which comparable results are not available. We may use variations of comparable system-wide to specifically refer to comparable system-wide hotels, including our wellness resorts, or our all-inclusive resorts, for those properties that we manage, franchise, or provide services to within the management and franchising segment. "Comparable owned and leased" represents all properties we own or lease that are operated and consolidated for the entirety of the periods being compared and have not sustained substantial damage, business interruption, or undergone large-scale renovations during the periods being compared. Comparable owned and leased also excludes properties for which comparable results are not available. We may use variations of comparable owned and leased to specifically refer to comparable owned and leased hotels, including our wellness resorts, or our all-inclusive resorts, for those properties that we own or lease within the owned and leased segment. Comparable system-wide and comparable owned and leased are commonly used as a basis of measurement in our industry. "Non-comparable system-wide" or "non-comparable owned and leased" represent all properties that do not meet the respective definition of "comparable" as defined above. Constant Dollar Currency: We report the results of our operations both on an as-reported basis, as well as on a constant dollar basis. Constant Dollar Currency, which is a non-GAAP measure, excludes the effects of movements in foreign currency exchange rates between comparative periods. We believe constant dollar analysis provides valuable information regarding our results as it removes currency fluctuations from our operating results. We calculate Constant Dollar Currency by restating prior-period local currency financial results at the current period's exchange rates. These restated amounts are then compared to our current period reported amounts to provide operationally driven variances in our results. Free Cash Flow: Free Cash Flow represents net cash provided by operating activities less capital expenditures. We believe Free Cash Flow to be a useful liquidity measure to us and investors to evaluate the ability of our operations to generate cash for uses other than capital expenditures and, after debt service and other obligations, our ability to grow our business through acquisitions and investments, as well as our ability to return cash to shareholders through dividends and share repurchases. Free Cash Flow is not necessarily a representation of how we will use excess cash. Free Cash Flow is not a substitute for net cash provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Free Cash Flow and management compensates for these limitations by referencing our GAAP results and using Free Cash Flow supplementally. Net Package Revenue per Available Room ("RevPAR"): Net Package RevPAR is the product of the Net Package ADR and the average daily occupancy percentage. Net Package RevPAR generally includes revenue derived from the sale of package revenue comprised of rooms revenue, food and beverage, and entertainment, net of compulsory tips paid to employees. Our management uses Net Package RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. Net Package RevPAR is a commonly used performance measure in our industry. Occupancy: Occupancy represents the total number of rooms sold divided by the total number of rooms available at a hotel or group of hotels. Occupancy measures the utilization of a hotel's available capacity. We use occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help us determine achievable ADR levels as demand for hotel rooms increases or decreases. RevPAR: RevPAR is the product of the ADR and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a hotel property, such as food and beverage, parking, and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. RevPAR is a commonly used performance measure in our industry. RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a hotel would lead to increases in room revenues and additional variable operating costs, including housekeeping services, utilities, and room amenity costs, and could also result in increased ancillary revenues, including food and beverage. In contrast, changes in average room rates typically have a greater impact on margins and profitability as average room rate changes result in minimal impacts to variable operating costs.

Non-GAAP Reconciliations 20 (in millions) Year Ended December 31, 2023 Net cash provided by operating activities $ 800 Capital expenditures (198) Free Cash Flow $ 602 (in millions) Three Months Ended March 31, 2024 2023 Net income attributable to Hyatt Hotels Corporation $ 522 $ 58 Interest expense 38 33 Provision for income taxes 19 47 Depreciation and amortization 92 98 Contra revenue 13 10 Revenues for reimbursed costs (802) (729) Reimbursed costs 836 749 Equity (earnings) losses from unconsolidated hospitality ventures (75) 2 Stock-based compensation expense 31 32 Gains on sales of real estate and other (403) — Asset impairments 17 2 Other (income) loss, net (53) (48) Pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA 17 14 Adjusted EBITDA $ 252 $ 268

Non-GAAP Reconciliations 21 (in millions) Year Ended December 31, 2024 Outlook Range Low Case High Case Net income attributable to Hyatt Hotels Corporation $ 1,135 $ 1,195 Interest expense 151 151 Provision for income taxes 149 179 Depreciation and amortization 340 340 Contra revenue 54 54 Reimbursed costs, net of revenues for reimbursed costs 106 86 Equity (earnings) losses from unconsolidated hospitality ventures (50) (70) Stock-based compensation expense 72 72 (Gains) losses on sales of real estate (760) (765) Asset impairments 17 17 Other (income) loss, net (133) (143) Pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA 69 74 Adjusted EBITDA $ 1,150 $ 1,190 Year Ended December 31, 2024 Outlook Range Low Case High Case Net cash provided by operating activities $ 745 $ 795 Capital expenditures (170) (170) Free Cash Flow $ 575 $ 625